                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form 8-K/A
                                (Amendment No. 1)

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2001
                                                         ----------------

                        CBL & Associates Properties, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                        1-12494                      62-1545718
--------                        -------                      ----------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

         One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (423) 855-0001
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

This Amendment No. 1 on Form 8-K/A is being filed to include the historical and pro forma financial information relating to the acquisition of certain properties by the Registrant from The Richard E. Jacobs Group on January 31, 2001. Item 7 of the Registrant's Current Report on Form 8-K dated January 31, 2001 relating to the acquisition is hereby amended to include the following:

Item 7. Financial Statements and Exhibits.
------------------------------------------

(a)  Financial statement of the businesses acquired: see Exhibit 99.10.

(b)  Pro forma financial information: see Exhibit 99.11.

(c)  Exhibits:

     3(i) Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 99.4 of the Registrant's initial filing of its Form 8-K dated January 31, 2001).

     23     Consent of Independent Accountant.

     99.10  Financial Statement of The Richard E. Jacobs Group Combined
            Properties.

     99.11  Unaudited Pro Forma Consolidated Financial Data.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CBL & ASSOCIATES PROPERTIES, INC.

                                        By: /s/ John N. Foy
                                            ------------------------------
                                            John N. Foy
                                            Vice Chairman, Chief Financial
                                            Officer and Treasurer

Dated:  April 13, 2001

                                  Exhibit Index
                                  -------------

Exhibit No.    Description
-----------    -----------

   3(i) Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference from Exhibit 99.4 of the Registrant's initial filing of its Form 8-K dated January 31, 2001).

   23          Independent Auditors' Consent.

   99.10       Financial Statement of The Richard E. Jacobs Group Combined
               Properties.

   99.11       Unaudited Pro Forma Consolidated Financial Data.